Advance to Owner	12 Months Ended
Dec. 31, 2013
Advance To Owner [Abstract]
Advance To Owner [Text Block]
Note 4 – Advance to Owner

Advance to owner represents the amount due from Mr. Chung. This amount is the excess of the assets over liabilities and has been classified as a contra-equity account rather than a receivable from the owner in accordance with FASB ASC 310-10-S99, which requires that receivables from officers or directors, not repaid in cash prior to the issuance date of the financial statements should be recorded as a deduction from owners’ equity. There is no interest rate or due date on the advance. The amount is unsecured.